                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2003


                          PARAGON FINANCIAL CORPORATION
               -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                                    DELAWARE
                                    --------
                 (State Or Other Jurisdiction of Incorporation)



           000-27437                                 94- 3227733
           ---------                                 -----------
      (Commission File No.)                    (IRS Identification Number)





   5000 SAWGRASS VILLAGE CIRCLE, PONTE VEDRA BEACH, FLORIDA         32082
   --------------------------------------------------------         -----
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (Zip Code)



                                 (904) 285-0000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 31, 2003, we engaged Stevens, Powell & Company, P.A. as our new independent accountants for the fiscal year ended December 31, 2003. During our two most recent fiscal years and any subsequent period through October 31, 2003, we have not consulted with Stevens, Powell & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to us or oral advice was provided that Stevens, Powell & Company, P.A. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PARAGON FINANCIAL CORPORATION



Dated: November 6, 2003      By: /s/ SCOTT L. VINING
                             -----------------------
                             Scott L. Vining, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Description

16.01 Letter from BP Professionals LLP to the Securities and Exchange Commission regarding the Company's change of its Certifying Accountant